                                                                   Exhibit 10.2


Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

                                     AT&T Master Agreement No.: _______________
                               Master Agreement Effective Date: _______________


                     AT&T Asynchronous Transfer Mode Service
                            Service Order Attachment


------------------------------------------   -----------------------------------------   ----------------------------------------
CUSTOMER Legal Name ("Customer")             AT&T Corp. (or enter AT&T signing entity)   AT&T Sales Contact Name
                                             ("AT&T")                                    Primary Contact
------------------------------------------   -----------------------------------------   ----------------------------------------
Easylink Services Corp                       AT&T Corp.                                  Larry Bagley
------------------------------------------   -----------------------------------------   ----------------------------------------
CUSTOMER Address                             AT&T Corp. Address and Contact              AT&T Sales Contact Information
------------------------------------------   -----------------------------------------   ----------------------------------------
Street Address: 33 Knightsbridge Rd          55 Corporate Drive                          Street Address 32 Avenue of Americas
City: Piscataway                             Bridgewater, New Jersey 08807               City: New York
State/Province NJ                                                                        State/Province NY
Country: United States                       AtIn Master Agreement Support Team          Domestic/International Zip Code: 10013
Domestic/International Zip Code: 08854                                                   Telephone 212-387-5213
                                             url http://ma.kweb.att.com/                 Email labagley
                                                                                         Sales/Branch Manager: Maryann Allen
                                                                                         Sales Strata (if applicable): Wholesale
                                                                                         Sales Region Northeast


------------------------------------------   -----------------------------------------   ----------------------------------------
CUSTOMER Contact                             AT&T Address and Contact (if signing        AT&T Authorized Agent Information
                                             entity other than AT&T Corp.)               (if applicable) Primary Contact
------------------------------------------   -----------------------------------------   ----------------------------------------
Name George Frylinck                                                                     Name
Title Vice President                                                                     Agent Company Name:
Telephone: 732-652-3713                                                                  Agent Address
Fax                                                                                      City:
Email: gfrylinck@easylink.com                                                            State
                                                                                         Domestic/International Zip Code:
                                                                                         Telephone:
                                                                                         Fax
                                                                                         Email
                                                                                         Agent Auth Code

------------------------------------------   -----------------------------------------   ----------------------------------------
CUSTOMER Billing Address
------------------------------------------   -----------------------------------------   ----------------------------------------
Street Address: 33 Knightsbridge Rd
City: Piscataway
State/Province NJ
Domestic Zip Code: 08854
------------------------------------------   -----------------------------------------   ----------------------------------------


This Service Order Attachment (and its schedules) is part of the Agreement between AT&T and Customer referenced above.

In the event of a conflict among terms, the order of descending priority shall be this Service Order Attachment, the Agreement's general terms and conditions, and the AT&T Service Guide.

Customer hereby places an order for:
   |X| New ATM Attachment     |_| Amendment Number _ to existing ATM Attachment

Existing Attachment or contract termination:

   |_| Check here and identify any AT&T ATM Attachment or other AT&T Attachment or contract being terminated in conjunction with this order. Also specify the Attachment No. or contract execution date. (Note: Charges may apply as specified in the Attachment or contract being terminated.) Attachment or contract ____________ Attachment No. or contract execution date ____
       ____________

================================================================================

AGREED                                     AGREED

Easylink Services Corp                     AT&T Corp.

By: /s/ G. R. Frylinck                     By: /s/ Maryann Allen
    ------------------------------             -------------------------------
(Authorized Signature)                     (Authorized Signature)
George R. Frylinck                         Maryann Allen
----------------------------------         -----------------------------------
(Typed or Printed Name)                    (Typed or Printed Name)

Vice President                             General Manager
----------------------------------         -----------------------------------
(Title)                                     (Title)

26 April 2004                               26 April 2004
----------------------------------          ----------------------------------
(Date)                                      (Date)




                          AT&T and Customer Proprietary
                     AT&T Asynchronous Transfer Mode Service

                                     AT&T Master Agreement No.: _______________
                               Master Agreement Effective Date: _______________


Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

                     AT&T Asynchronous Transfer Mode Service
                            Service Order Attachment

1. THE SERVICE

A. AT&T will provide the following Service to Customer under this Attachment. The service descriptions and other provisions relating to the Service will be as set forth in this Attachment, the Agreement's general terms and conditions, and the appropriate sections of the Service Guide. Except to the extent that credits, waivers, discounts and stabilized prices are specified in this Attachment, pricing for the Service will be as set forth in the Service Guide.

    o  AT&T Asynchronous Transfer Mode Service

2. DEFINITIONS

Capitalized terms used but not defined in this Attachment are defined elsewhere in the Agreement.
A. "AT&T CPE" means equipment provided under this Attachment by AT&T or its suppliers and located on Customer's premises.
B. "Effective Date" is the date on which the last party signs this Attachment.
C. "Service" means collectively all of the service components Customer orders under this Attachment, as more fully described in the Service Guide.
D. "Service Guide" consists of the standard AT&T service descriptions, pricing and other provisions, as revised by AT&T from time to time, relating to Service offered under this Attachment. The Service Guide is located at http://www.att.com/abs/serviceguide or such other AT&T designated location.

3. TERM AND TERMINATION

A. The term of this Attachment ("Attachment Term") shall begin on the Effective Date and continue for [36] months. After the Attachment Term, this Attachment shall continue in effect on a month-to-month basis under the terms of the Agreement until terminated by either party upon thirty (30) days prior written notice. The Attachment Term may be extended by Customer for an additional one-year period at the rates, terms and conditions then in effect under this Attachment, provided AT&T receives Customer's written notice to extend at least 45 days prior to the last day of the original Attachment Term.

B. Customer may terminate this Attachment during the Attachment Term without incurring a Termination Charge: (1) if Customer terminates this Attachment as permitted for cause, or (2) if Customer replaces this Attachment with a new Attachment with AT&T for data services: (i) having a new term equal to or greater than the remaining term commitment under this Attachment, but not less than [361 months, and (ii) a revenue commitment that is equal to or greater than the total revenue commitment under this Attachment. However, in either case Customer agrees to pay all charges incurred as of the termination date.

C. Customer may terminate this Attachment for convenience by giving AT&T at least thirty (30) days' prior written notice and paying the applicable charges set forth in Section 3.D.

D. In the event of a termination of this Attachment either by Customer for its convenience or by AT&T as permitted for cause under the Agreement, then Customer must pay: (i) all charges incurred as of the effective date of termination, (ii) waived Port and PVC installation charges for Ports and PVCs which have not met the applicable Minimum Retention Period as of the termination date, (iii) all access facilities termination charges and other third party charges incurred by AT&T due to the termination, (iv) the remaining charges associated with any AT&T CPE, and (v) if there is a MARC under this Attachment, a Termination Charge equal to 35% of the unsatisfied MARC for the year in which the Customer discontinues this Attachment and 35% of the MARC for each year remaining in the Attachment Term.

4. REVENUE COMMITMENTS

The discounts in Section 5 are based on a Minimum Annual Revenue Commitment ("MARC") under this Attachment. Customer's total undiscounted Monthly Charges ("Covered Charges") are counted towards the MARC.

        ---------------         ----------------------
               YEAR                 ATM MARC
        ---------------         ----------------------
                1                     $0.00
        ---------------         ----------------------
                2                     $0.00
        ---------------         ----------------------
                3                     $0.00
        ---------------         ----------------------

At the end of each year of the Attachment Term, if the total
Covered Charges for that year are less than the MARC for that year, Customer will be billed a shortfall charge equal to the difference between the MARC and the Covered Charges, less the discount.

5. DISCOUNTS

The discounts in the table below will apply to Customer's total undiscounted Monthly Charges ("Covered Charges") for the specified Services.


----------------      -------------
Covered                 Discount
Charges                  Applied
----------------      -------------
[*]                        [*]
[*]                        [*]
[*]                        [*]
----------------      -------------
[*][*]                     [*]
----------------      -------------
[*]                        [*]
----------------      -------------
[*]                        [*]
----------------      -------------
[*]                        [*]
----------------      -------------
[*]                        [*]
----------------      -------------



                          AT&T and Customer Proprietary
                     AT&T Asynchronous Transfer Mode Service

                                     AT&T Master Agreement No.: _______________
                               Master Agreement Effective Date: _______________


                     AT&T Asynchronous Transfer Mode Service
                            Service Order Attachment

6. CREDITS AND WAIVERS

WAIVERS (Except DSL Access Ports)
AT&T will waive the Installation Charge for any Port or PVC that remains in service for at least [*] ("Minimum Retention Period"). Customer agrees to pay the Installation Charge if a Port or PVC does not remain in service for the Minimum Retention Period.

DSL ACCESS PORT WAIVER
AT&T will waive the DSL Access Port Installation Charge for any DSL Access Port that remains in service for [*] ("Minimum Retention Period"). Customer agrees to pay the Installation Charge if a DSL Access Port does not remain in service for the Minimum Retention Period.

RECURRING CHARGES WAIVER
AT&T will waive Customer's discounted Covered Charges [*] of the Attachment Term. Customer agrees to pay these waived charges if Customer terminates this Attachment for any reason prior to the end of the Attachment Term.

7. AT&T CPE

If AT&T installs AT&T CPE on Customer's premises for the purpose of enabling AT&T to provide the Service to Customer, Customer will have no right, title, or interest in such AT&T CPE. Customer shall keep the AT&T CPE free from all liens, charges, and encumbrances. Customer is liable for damage to or loss of AT&T CPE (including damage or loss caused by force majeure events) except to the extent caused by AT&T or its suppliers.

8. DSL Access Port

If DSL Access Port components are no longer available to AT&T on commercially reasonable terms, AT&T may terminate Enhanced DSL Access to Frame Relay Service provided under this Attachment, without liability, upon sixty (60) days' prior written notice to Customer.

9. RATES

9.1 The recurring and non-recurring charges for the following AT&T ATM Services provided under this Attachment shall be as specified in the Service Guide and are stabilized for the Attachment Term.

      o      Domestic ATM, Local ATM, and Enhanced DSL Access to
             FRS with a rate effective date of 10/20/2003
      o International End-to-End ATM with a rate effective date of 09/20/2003

9.2 The recurring and non-recurring charges for Domestic FRS/ATM Interworking, Local FRS/ATM Interworking, and International Service Interworking Ports and PVCs [*] Domestic FRS, Local FRS, and International FRS, respectively, as specified in Customer's contract agreement for Frame Relay Service, or if Customer does not have a contract agreement for Frame Relay Service, the AT&T Business Service Guide for Frame Relay Service.
9.3 The following charges are in lieu of the corresponding charges in the Service Guide and are stabilized for the Attachment Term.


-------------------------- -----------------------
           [*]                      [*]
-------------------------- -----------------------
           [*]                      [*]
-------------------------- -----------------------
           [*]                      [*]
-------------------------- -----------------------



                          AT&T and Customer Proprietary
                     AT&T Asynchronous Transfer Mode Service